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                                                                   EXHIBIT 23.1








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             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement (File No. 33-89944) on Form S-8 of our report, dated March 7, 1995, with respect to the consolidated financial statements of Chempower, Inc. which appears on page 9 of the Annual Report on Form 10-K of Chempower, Inc. for the year ended December 31, 1994.






                                                McGLADREY & PULLEN, LLP

Elkhart, Indiana
July 31, 1995